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Exhibit 4.3

QWEST CORPORATION
Officers' Certificate

        Pursuant to Sections 2.02, 2.03 and 11.04 of the Indenture, dated as of October 15, 1999 (the "Indenture"), between Qwest Corporation (the "Corporation") and Bank One Trust Company, National Association, as trustee (the "Trustee"), each of the undersigned, the President and the Vice President and Controller of the Corporation, hereby certifies, on the Corporation's behalf, as follows:

          (1)   The issuance of Securities of the series designated as the "8 7/8% Notes due March 15, 2012" in an aggregate principal amount of $1,500,000,000 (the "Notes") have been approved and authorized in accordance with the provisions of the Indenture by resolutions adopted by the Board of Directors of the Corporation by unanimous written consent effective as of March 7, 2002; such resolutions have not been amended, modified or rescinded and remain in full force and effect; and such resolutions are the only resolutions adopted by the Corporation's Board of Directors, or any committee of such Board of Directors, relating to the Notes;

          (2)   The Notes are being sold by the Corporation pursuant to an Offering Memorandum, dated March 7, 2002, as supplemented by the Supplement to Confidential Offering Memorandum, dated March 11, 2002 (the "Offering Memorandum");

          (3)   The terms of the series of Notes shall be as follows:

      (a)
      The title of the Notes is "8 7/8% Notes due March 15, 2012".

      (b)
      The Notes are to be issued in an aggregate principal amount of $1,500,000,000.

      (c)
      The principal amount of the Notes shall be payable on March 15, 2012.

      (d)
      The Notes shall bear interest at a rate of 8 7/8% per annum, payable as set forth in the Notes attached hereto as Appendix A which is hereby incorporated in and expressly made a part of this Officers' Certificate.

      (e)
      Provisions relating to form, transfer and exchange of the Notes are set forth in Appendix A. The certificates for the Notes shall be in substantially the form of Appendix A.

      (f)
      The Notes will be issued and transferable only in denominations of $1,000 or any amount in excess thereof which is an integral multiple of $1,000. The Notes may be issued in book-entry form and, if so issued, will be represented by Global Notes (as defined in Appendix A) delivered to the Depositary (as defined in Appendix A), and recorded in the book-entry system maintained by the Depositary, all in accordance with the provisions set forth in Appendix A.

      (g)
      Payments of principal, premium, if any, and interest on the Notes will be made to the Depositary, or its nominee, as the case may be, as the registered owner or holder of the Global Notes. In the event that any of the Notes are issued in certificated form in exchange for the Global Notes, as set forth in Appendix A, principal and interest thereon will be payable at the office of the Paying Agent in The City of New York designated for such purpose; provided that payment of interest, other than interest payable at maturity or upon redemption, may be made at the option of the Corporation by check mailed by the Paying Agent to the address of the person entitled thereto as shown on the debt securities register.

      (h)
      The Trustee shall be the Registrar and initial transfer agent for the Notes (subject to the Corporation's right to remove the Trustee as such transfer agent and, from time time, to designate one or more other transfer agents and to rescind from time to time any such designations).

      (i)
      The Notes are redeemable at the option of the Corporation as described in the Offering Memorandum. The Notes will not be subject to any sinking fund.

      (j)
      The Notes shall be sold by the Corporation to Credit Suisse First Boston Corporation, Banc of America Securities LLC, Lehman Brothers Inc., ABN AMRO Incorporated, Commerzbank Capital Markets Corp. and First Union Securities, Inc., and the several Initial Purchasers named in Schedule I of the Purchase Agreement (collectively, the "Initial Purchasers") dated March 7, 2002 (the "Purchase Agreement"), among the Company and the Initial Purchasers. The Notes will be sold to the Initial Purchasers at a price equal to 96.1054% of the principal amount thereof; the Initial Purchasers will offer the Notes from time to time for sale in one or more negotiated transactions, or otherwise, at market prices prevailing at the time of sale, at prices related to such market prices or at negotiated prices.

          (4)   All covenants or conditions precedent provided for in the Indenture relating to the establishment of the series of Securities herein described, the terms of such series, and the authentication of the Notes have been complied with.

        Each of the undersigned states that he has read and is familiar with the provisions of Article Two of the Indenture relating to the issuance of Securities thereunder; that he is generally familiar with the other provisions of the Indenture and with the affairs of the Corporation and its corporate acts and proceedings; and that in his opinion, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with.

        Debevoise & Plimpton, as counsel for the Initial Purchasers, and Holme Roberts & Owen LLP and O'Melveny & Myers LLP as counsel for the Company, may each rely upon this certificate in delivering their respective opinions pursuant to Section 6(j), 6(e) and 6(f), respectively, of the Purchase Agreement.

        Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Indenture.

[The remainder of this page intentionally left blank.]

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        IN WITNESS WHEREOF, we have hereunto signed our names and affixed the seal of the Corporation.

Dated as of March 12, 2002

By:	/s/ JAMES A. SMITH
	Name:	James A. Smith
	Title:	President
By:	/s/ BRYAN TREADWAY
	Name:	Bryan Treadway
	Title:	Vice President and Controller

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FORM OF RULE 144A GLOBAL NOTE

        TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN AND IN THE OFFICERS' CERTIFICATE OF THE COMPANY (AS DEFINED BELOW) DATED MARCH 12, 2002 PURSUANT TO THE INDENTURE REFERRED TO HEREIN.

        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER. EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY AND THE INITIAL PURCHASERS NAMED THEREIN, DATED AS OF MARCH 12, 2002 (THE "REGISTRATION RIGHTS AGREEMENT"). THE COMPANY WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

        THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

        THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT. (C) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S (AS DEFINED BELOW) RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY

TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

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REGISTERED No. CUSIP No. 74 913 G AB1	PRINCIPAL AMOUNT $

QWEST CORPORATION
8 7/8% Notes due March 15, 2012

        QWEST CORPORATION, a corporation duly organized and existing under the laws of the State of Colorado (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                                                                                                                                                     ($                        ) (or such lesser amount as shall be listed on the Schedule of Increases or Decreases in Global Note attached hereto) on March 15, 2012 (the "Maturity Date"), unless previously redeemed on any Redemption Date (as defined below), by wire transfer of immediately available funds of such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest thereon semiannually on each March 15 and September 15, commencing September 15, 2002 (each, an "Interest Payment Date"), and on the Maturity Date at the rate per annum specified in the title of this Note, from March 12, 2002 (or from the most recent Interest Payment Date to which interest has been paid or duly provided for) until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the Company shall default in the payment of interest due on any Interest Payment Date, then this Note shall bear interest from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid on this Note, from March 12, 2002. The interest so payable on any Interest Payment Date, subject to certain exceptions provided in the Indenture referred to herein, will be paid to the person in whose name this Note shall be registered at the close of business on the fifteenth day immediately prior to such Interest Payment Date or Maturity Date. If any Interest Payment Date, Maturity Date or redemption date is a Legal Holiday (as defined in the Indenture) in New York, New York, the required payment shall be made on the next succeeding day that is not a Legal Holiday as if it was made on the date such payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or redemption date, as the case may be, to such next succeeding day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

        This Note is one of the duly authorized series of Securities of the Company, designated as the Company's "8 7/8% Notes due March 15, 2012" (the "Notes"), initially limited to the aggregate principal amount of $1,500,000,000, all issued or to be issued under and pursuant to an Indenture dated as of October 15, 1999, as amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), duly executed and delivered by the Company to Bank One Trust Company, National Association, as trustee (hereinafter referred to as the "Trustee"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes). Exchange Notes (as such term is defined in the Registration Rights Agreement referred to below) shall be deemed to be of the same series as the Notes for purposes of the Indenture.

        The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of March 12, 2002, among the Company and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). In the event that (i) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission (the "Commission") on or prior to the 150th calendar day following March 12, 2002 (the "Closing Date"), (ii) the Exchange Offer Registration

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Statement has not been declared effective by the Commission on or prior to the 210th calendar day following the Closing Date, (iii) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated or a Shelf Registration Statement as such term is defined in the Registration Rights Agreement) is not declared effective by the Commission on or prior to the 240th calendar day following the Closing Date or (iv) the Shelf Registration Statement has been declared effective but such Shelf Registration Statement ceases to be effective or the Prospectus (as such term is defined in the Registration Rights Agreement) ceases to be usable for resales (A) at any time prior to the expiration of the Effectiveness Period (as such term is defined in the Registration Rights Agreement) or (B) if related to corporate developments, public filings or similar events or to correct a material misstatement or omission in the Prospectus, for more than 60-days (whether or not consecutive) in any twelve-month period, then in each such case the Special Interest Premium (as such term is defined in the Registration Rights Agreement) shall accrue in respect of this Note from and including the next calendar day following each of (a) such 150-day period in the case of clause (i) above, (b) such 210-day period in the case of clause (ii) above, (c) such 240-day period in the case of clause (iii) above, and from and including such day (in the ease of clause (iv)(A) above), or the 61st day after (in the case of clause (iv)(B) above), such Shelf Registration Statement ceases to be effective or the Prospectus ceases to be usable for resales, in each case at a rate equal to 0.25% per annum. Any Special Interest Premium due will be payable in cash on the next succeeding March 15 or September 15, as the case may be, to Holders on the relevant Regular Record Dates for the payment of interest. The aggregate amount of the Special Interest Premium in respect of this Note payable pursuant to the above provisions shall in no event exceed 0.25% per annum; provided, however, that if the Exchange Offer Registration Statement is not declared effective on or prior to the 240th calendar day following the Closing Date, and the Company shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, this Note, if owned by a Holder who does not deliver such information to the Company when required pursuant to the Registration Rights Agreement, will not be entitled to any such Special Interest Premium for any day after the 240th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration Statement after the 150-day period described in clause (i) above, (2) the effectiveness of the Exchange Offer Registration Statement after the 210-day period described in clause (ii) above, (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 240-day period described in clause (iii) above or (4) the earlier of (x) the return to effectiveness of the Shelf Registration Statement or (y) the usability of the Prospectus for resales or (z) the expiration of the Effectiveness Period (as such term is defined in the Registration Rights Agreement) (in the case of clause (iv) above), the interest rate on this Note from the date of such filing, effectiveness, consummation or expiration of the applicable time period, as the case may be, will be reduced to the original interest rate of 8 7/8.% per annum. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note.

        The Notes shall be redeemable at the option of the Company in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of this Note to be redeemed or (ii) the sum, as determined by the Quotation Agent (as defined below), of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed from the redemption date to March 15, 2012 (the "Remaining Life"), discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Treasury Rate (as defined below) plus 50 basis points, plus, in either case, accrued interest thereon to the date of redemption.

        "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

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        "Comparable Treasury Price" means, with respect to any redemption date, the average of two Reference Treasury Dealer Quotations for such redemption date.

        "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

        "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation and Lehman Brothers Inc., and their successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

        "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue, calculated on the third business day preceding such redemption date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

        Notice of any redemption will be mailed not less than 15 nor more than 60 calendar days before the redemption date to the Holder hereof at its registered address. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the principal amount of this Note.

        If money sufficient to pay the redemption price with respect to and accrued interest on the principal amount of this Note to be redeemed on the redemption date is deposited with the Trustee on or before the redemption date and certain other conditions are satisfied, then on and after such date, interest will cease to accrue on the principal amount of this Note.

        Except as provided above, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

        In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

        The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of a majority in principal amount of the outstanding Securities of each series affected by a supplemental indenture (with each series voting as a class), to enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of the Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by provisions in the Indenture relating to amendments and waivers without the consent of Holders, the rights of the Holders of each such series. The Holders of a majority in principal amount of the outstanding Securities of each series affected by such waiver (with each series voting as a class), by notice to the Trustee, may waive compliance by the Company with any provision of the Indenture, any supplemental indenture or the Securities of any such series, except a Default in payment of the principal of or interest on any Security. However, without the consent of each Holder affected, an amendment or waiver may not: (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver; (2) change the rate of or change the time for payment of interest on any Security; (3) change the principal of or change the fixed maturity of any Security; (4) waive a Default in the payment of the principal of or interest on any Security; (5) make any Security payable in money other than that stated in the Security; or (6) make any change in the provisions of the Indenture; (i) with respect to the rights of the Holders of a majority in principal amount of any series of Securities, by notice to the Trustee, to

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waive an existing Default with respect to that series and its consequences; (ii) with respect to the right of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or the right to bring suit for enforcement of any such payments on or after their respective dates; and (iii) described in this sentence.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

        No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

        The laws of the State of New York shall govern the Indenture and this Note.

        Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the person in whose name a Note is registered as the absolute owner thereof for all purposes.

        Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by fascimile and its corporate seal or a facsimile of its corporate seal to be imprinted herein.

        Date: March 12, 2002

(SEAL)	QWEST CORPORATION
By:
Name:
Title:
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

        This is one of the Notes of the series designated herein, issued under the Indenture described herein.

BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signatory

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ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note of Qwest Corporation on the books of Qwest Corporation, with full power of substitution in the premises.

Dated:

        NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever.

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CERTIFICATE TO BE DELIVERED UPON
EXCHANGE OR REGISTRATION OF TRANSFER

        This certificate relates to $                        principal amount of Notes held in (check applicable space)             book-entry or            definitive form by the undersigned.

        The undersigned (Check one box below):

        ☐ has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Note (or the portion thereof indicated above); or

        ☐ has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

        In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms;

        CHECK ONE BOX BELOW

        ☐ (1) to the Company; or

        ☐ (2) pursuant to an effective registration statement under the Securities Act; or

        ☐ (3) inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

        ☐ (4) outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act; or

        ☐ (5) pursuant to another available exemption from registration requirements of the Securities Act.

        Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company and the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:	SIGNATURE OR SIGNATURE GUARANTEE: NOTICE: Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

        The undersigned represents and warrants that it is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or

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has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim this exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

        The following increases or decreases in this Global Note have been made:

Principal amount of this Global Note as of March 12, 2002	Date Exchange Made	Change in Principal Amount of this Global Note due to Exchange	Principal Amount of this Global Note Following such Exchange	Notation made by or on behalf of the Company
$

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FORM OF REGULATION S GLOBAL NOTE

        TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH HEREIN AND IN THE OFFICERS' CERTIFICATE OF THE COMPANY (AS DEFINED BELOW) DATED MARCH 12, 2002 PURSUANT TO THE INDENTURE REFERRED TO HEREIN.

        UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER. EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE AGREED TO BE BOUND BY THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT AMONG THE COMPANY AND THE INITIAL PURCHASERS NAMED THEREIN, DATED AS OF MARCH 12, 2002 (THE "REGISTRATION RIGHTS AGREEMENT"). THE COMPANY WILL PROVIDE A COPY OF THE REGISTRATION RIGHTS AGREEMENT TO A HOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS.

        THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

        THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE THEREOF WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT. (C) FOR SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S (AS DEFINED BELOW) RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY

TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

        THE HOLDER OF THIS NOTE BY ACCEPTANCE HEREOF ALSO AGREES, REPRESENTS AND WARRANTS THAT IF IT IS A PURCHASER IN A SALE THAT OCCURS OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S OF THE SECURITIES ACT, IT ACKNOWLEDGES THAT, UNTIL EXPIRATION OF THE "40-DAY DISTRIBUTION COMPLIANCE PERIOD" WITHIN THE MEANING OF RULE 903 OF REGULATION S, ANY OFFER OR SALE OF THIS NOTE SHALL NOT BE MADE BY IT TO A U.S. PERSON TO FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON WITHIN THE MEANING OF RULE 902(k) UNDER THE SECURITIES ACT."

REGISTERED No. CUSIP No. U7490R AA 7	PRINCIPAL AMOUNT $

QWEST CORPORATION
8 7/8% Notes due March 15, 2012

        QWEST CORPORATION, a corporation duly organized and existing under the laws of the State of Colorado (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                                                                                                                                                     ($                        ) (or such lesser amount as shall be listed on the Schedule of Increases or Decreases in Global Note attached hereto) on March 15, 2012 (the "Maturity Date"), unless previously redeemed on any Redemption Date (as defined below), by wire transfer of immediately available funds of such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts and to pay interest thereon semiannually on each March 15 and September 15, commencing September 15, 2002 (each, an "Interest Payment Date"), and on the Maturity Date at the rate per annum specified in the title of this Note, from March 12, 2002 (or from the most recent Interest Payment Date to which interest has been paid or duly provided for) until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the Company shall default in the payment of interest due on any Interest Payment Date, then this Note shall bear interest from the most recent Interest Payment Date to which interest has been paid or, if no interest has been paid on this Note, from March 12, 2002. The interest so payable on any Interest Payment Date, subject to certain exceptions provided in the Indenture referred to herein, will be paid to the person in whose name this Note shall be registered at the close of business on the fifteenth day immediately prior to such Interest Payment Date or Maturity Date. If any Interest Payment Date, Maturity Date or redemption date is a Legal Holiday (as defined in the Indenture) in New York, New York, the required payment shall be made on the next succeeding day that is not a Legal Holiday as if it was made on the date such payment was due and no interest will accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or redemption date, as the case may be, to such next succeeding day. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

        This Note is one of the duly authorized series of Securities of the Company, designated as the Company's "8 7/8% Notes due March 15, 2012" (the "Notes"), initially limited to the aggregate principal amount of $1,500,000,000, all issued or to be issued under and pursuant to an Indenture dated as of October 15, 1999, as amended, modified or supplemented from time to time (as so amended, modified or supplemented, the "Indenture"), duly executed and delivered by the Company to Bank One Trust Company, National Association, as trustee (hereinafter referred to as the "Trustee"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders (the words "Holders" or "Holder" meaning the registered holders or registered holder of the Notes). Exchange Notes (as such term is defined in the Registration Rights Agreement referred to below) shall be deemed to be of the same series as the Notes for purposes of the Indenture.

        The Holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of March 12, 2002, among the Company and the Initial Purchasers named therein (as the same may be amended from time to time, the "Registration Rights Agreement"). In the event that (i) the Exchange Offer Registration Statement (as such term is defined in the Registration Rights Agreement) is not filed with the Securities and Exchange Commission (the "Commission") on or prior to the 150th calendar day following March 12, 2002 (the "Closing Date"), (ii) the Exchange Offer Registration

Statement has not been declared effective by the Commission on or prior to the 210th calendar day following the Closing Date, (iii) the Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated or a Shelf Registration Statement as such term is defined in the Registration Rights Agreement) is not declared effective by the Commission on or prior to the 240th calendar day following the Closing Date or (iv) the Shelf Registration Statement has been declared effective but such Shelf Registration Statement ceases to be effective or the Prospectus (as such term is defined in the Registration Rights Agreement) ceases to be usable for resales (A) at any time prior to the expiration of the Effectiveness Period (as such term is defined in the Registration Rights Agreement) or (B) if related to corporate developments, public filings or similar events or to correct a material misstatement or omission in the Prospectus, for more than 60-days (whether or not consecutive) in any twelve-month period, then in each such case the Special Interest Premium (as such term is defined in the Registration Rights Agreement) shall accrue in respect of this Note from and including the next calendar day following each of (a) such 150-day period in the case of clause (i) above, (b) such 210-day period in the case of clause (ii) above, (c) such 240-day period in the case of clause (iii) above, and from and including such day (in the ease of clause (iv)(A) above), or the 61st day after (in the case of clause (iv)(B) above), such Shelf Registration Statement ceases to be effective or the Prospectus ceases to be usable for resales, in each case at a rate equal to 0.25% per annum. Any Special Interest Premium due will be payable in cash on the next succeeding March 15 or September 15, as the case may be, to Holders on the relevant Regular Record Dates for the payment of interest. The aggregate amount of the Special Interest Premium in respect of this Note payable pursuant to the above provisions shall in no event exceed 0.25% per annum; provided, however, that if the Exchange Offer Registration Statement is not declared effective on or prior to the 240th calendar day following the Closing Date, and the Company shall request the Holder of this Note to provide the information called for by the Registration Rights Agreement for inclusion in the Shelf Registration Statement, this Note, if owned by a Holder who does not deliver such information to the Company when required pursuant to the Registration Rights Agreement, will not be entitled to any such Special Interest Premium for any day after the 240th day following the Closing Date. Upon (1) the filing of the Exchange Offer Registration Statement after the 150-day period described in clause (i) above, (2) the effectiveness of the Exchange Offer Registration Statement after the 210-day period described in clause (ii) above, (3) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 240-day period described in clause (iii) above or (4) the earlier of (x) the return to effectiveness of the Shelf Registration Statement or (y) the usability of the Prospectus for resales or (z) the expiration of the Effectiveness Period (as such term is defined in the Registration Rights Agreement) (in the case of clause (iv) above), the interest rate on this Note from the date of such filing, effectiveness, consummation or expiration of the applicable time period, as the case may be, will be reduced to the original interest rate of 8 7/8.% per annum. The Company shall promptly provide the Trustee with notice of any change in the interest rate borne by this Note.

        The Notes shall be redeemable at the option of the Company in whole at any time or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of this Note to be redeemed or (ii) the sum, as determined by the Quotation Agent (as defined below), of the present values of the principal amount of this Note to be redeemed and the remaining scheduled payments of interest on the principal amount of this Note to be redeemed from the redemption date to March 15, 2012 (the "Remaining Life"), discounted from their respective scheduled payment dates to the redemption date on a semiannual basis (assuming a 360-day year consisting of 30-day months) at the Treasury Rate (as defined below) plus 50 basis points, plus, in either case, accrued interest thereon to the date of redemption.

        "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

        "Comparable Treasury Price" means, with respect to any redemption date, the average of two Reference Treasury Dealer Quotations for such redemption date.

        "Quotation Agent" means the Reference Treasury Dealer appointed by the Company.

        "Reference Treasury Dealer" means each of Credit Suisse First Boston Corporation and Lehman Brothers Inc., and their successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

        "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

        "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue, calculated on the third business day preceding such redemption date using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

        Notice of any redemption will be mailed not less than 15 nor more than 60 calendar days before the redemption date to the Holder hereof at its registered address. Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the principal amount of this Note.

        If money sufficient to pay the redemption price with respect to and accrued interest on the principal amount of this Note to be redeemed on the redemption date is deposited with the Trustee on or before the redemption date and certain other conditions are satisfied, then on and after such date, interest will cease to accrue on the principal amount of this Note.

        Except as provided above, this Note is not redeemable by the Company prior to maturity and is not subject to any sinking fund.

        In case an Event of Default shall occur and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

        The Indenture contains provisions permitting the Company and the Trustee, with the written consent of the Holders of a majority in principal amount of the outstanding Securities of each series affected by a supplemental indenture (with each series voting as a class), to enter into a supplemental indenture to add any provisions to or to change or eliminate any provisions of the Indenture or of any supplemental indenture or to modify, in each case in any manner not covered by provisions in the Indenture relating to amendments and waivers without the consent of Holders, the rights of the Holders of each such series. The Holders of a majority in principal amount of the outstanding Securities of each series affected by such waiver (with each series voting as a class), by notice to the Trustee, may waive compliance by the Company with any provision of the Indenture, any supplemental indenture or the Securities of any such series, except a Default in payment of the principal of or interest on any Security. However, without the consent of each Holder affected, an amendment or waiver may not: (1) reduce the amount of Securities whose Holders must consent to an amendment or waiver; (2) change the rate of or change the time for payment of interest on any Security; (3) change the principal of or change the fixed maturity of any Security; (4) waive a Default in the payment of the principal of or interest on any Security; (5) make any Security payable in money other than that stated in the Security; or (6) make any change in the provisions of the Indenture; (i) with respect to the rights of the Holders of a majority in principal amount of any series of Securities, by notice to the Trustee, to waive an existing Default with respect to that series and its consequences; (ii) with respect to the right of any Holder of a Security to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, the right of any Holder of a coupon to receive payment of interest due as provided in such coupon, or the right to bring suit for enforcement of any such payments on or after their respective dates; and (iii) described in this sentence.

        No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times, at the rate, and in the coin or currency herein prescribed.

        No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under this Note or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of this Note.

        The laws of the State of New York shall govern the Indenture and this Note.

        Ownership of this Note shall be proved by the register for the Notes kept by the Registrar. The Company, the Trustee and any agent of the Company may treat the person in whose name a Note is registered as the absolute owner thereof for all purposes.

        Terms used herein without definition that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        Unless the Certificate of Authentication hereon has been executed by the Trustee under the Indenture referred to herein by the manual signature of one of its authorized officers, or on behalf of the Trustee by the manual signature of an authorized officer of the Trustee's authenticating agent, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

        IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or by fascimile and its corporate seal or a facsimile of its corporate seal to be imprinted herein.

        Date: March 12, 2002

(SEAL)	QWEST CORPORATION
By:
Name:
Title:
By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

        This is one of the Notes of the series designated herein, issued under the Indenture described herein.

BANK ONE TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signatory

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security number or other identifying number of assignee:

Please print or type name and address (including zip code) of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Note of Qwest Corporation on the books of Qwest Corporation, with full power of substitution in the premises.

Dated:

        NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatsoever.

CERTIFICATE TO BE DELIVERED UPON
EXCHANGE OR REGISTRATION OF TRANSFER

        This certificate relates to $                        principal amount of Notes held in (check applicable space)             book-entry or            definitive form by the undersigned.

        The undersigned (Check one box below):

        ☐ has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Note (or the portion thereof indicated above); or

        ☐ has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

        In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that such Notes are being transferred in accordance with its terms;

        CHECK ONE BOX BELOW

        ☐ (1) to the Company; or

        ☐ (2) pursuant to an effective registration statement under the Securities Act; or

        ☐ (3) inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

        ☐ (4) outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act; or

        ☐ (5) pursuant to another available exemption from registration requirements of the Securities Act.

        Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company and the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Date:	SIGNATURE OR SIGNATURE GUARANTEE: NOTICE: Signature must be guaranteed by a participant in a recognized signature guaranty medallion program or other signature guarantor acceptable to the Trustee.

TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

        The undersigned represents and warrants that it is purchasing the Notes for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim this exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

        The following increases or decreases in this Global Note have been made:

Principal amount of this Global Note as of March 12, 2002	Date Exchange Made	Change in Principal Amount of this Global Note due to Exchange	Principal Amount of this Global Note Following such Exchange	Notation made by or on behalf of the Company
$

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QWEST CORPORATION Officers' Certificate